Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 1 of 82
Proxy Voting Report

Meeting Company/ Security/ Mgt Vote Record
Date Type Ballot Issues Ticker Rec Cast Date Shares
29-APR-04 A Abn Amro Holding Nv N0030P459/ 22-APR-04 112,765
Unavailable
1 Receive Report of Management Board None Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Discussion about Company's Corporate Governance None Not Voted
Report
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3.1 Approve Financial Statements and Statutory For Not Voted
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3.2 Approve Dividends For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3.3 Approve Discharge of Management Board For Not Voted
Lazard believes that it is of paramount
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 2 of 82
Proxy Voting Report

importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3.4 Approve Discharge of Supervisory Board For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4 Approve Remuneration Policy For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5 Reappoint Ernst & Young as Auditors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
6.1 Reelect T. Maas-de Bouwer to Supervisory Board For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
6.2 Elect A. Olijslager to Supervisory Board For Not Voted
Lazard believes that it is of paramount
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 3 of 82
Proxy Voting Report

importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
7.1 Abolish Antitakeover Preference Shares through For Not Voted Repurchase and Cancellation of Shares
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
7.2 Amend Articles to Reflect Cancellation of For Not Voted Preference Shares (Item 7.1)
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
8 Authorize Repurchase of Up to Ten Percent of For Not Voted
Issued Share Capital
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
9.1 Grant Board Authority to Issue Ordinary Shares For Not Voted and Convertible Preference Shares Up to 20
Percent of Issued Share Capital
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 4 of 82
Proxy Voting Report

blocked from trading until after the meeting, Lazard did not vote this agenda.
9.2 Grant Board Authority to Exclude Preemptive For Not Voted
Rights from Issuance Under Item 9.1
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
10 Other Business None Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
29-APR-04 A Allied Irish Bank Plc G02072117/ 24-APR-04 526,500
Unavailable
1 Accept Financial Statements and Statutory For For
Reports
In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
2 Approve Dividend of EUR 35 Cents For For
In the absence of exceptional issues, this is a routine approval, following from the fact that we have chosen to own the stock.
3a Elect Michael Buckley as a Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 5 of 82
Proxy Voting Report

Mgt Vote
Ballot Issues (cont.) Rec Cast
3b Elect Padraic Fallon as a Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3c Elect Dermot Gleeson as a Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3d Elect Derek Higgs as a Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3e Elect Gary Kennedy as a Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3f Elect John McGuckian as a Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4 Authorize Board to Fix Remuneration of KPMG For For
Auditors
This decision is properly the job of the Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 6 of 82
Proxy Voting Report

directors and officers in their capacity as guardians of the shareholders' interests.
5 Authorize Share Repurchase of 90 Million For For
Shares, Representing 10 Percent of the Share
Capital
This decision is properly the responsibility of the directors and managers in their capacity as guardians of the shareholders' interests. If timed correctly, repurchases can add to long-term shareholder returns.
6 Authorize Reissuance of Repurchased Shares For For
This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests. The directors and officers need the flexibility to raise money to pursue opportunities without the delay and expense of seeking constant shareholder approval.
7 Approve Issuance of Equity or Equity-Linked For For
Securities without Preemptive Rights,
Representing 5 Percent of the Share capital
This is properly the decision of the board of directors as guardians of the shareholders' interests. The directors and officers need the flexibilty to raise money to pursue opportunities without the delay and expense of seeking constant shareholder approval.
8 Approve Stock Dividend Program For For
In the absence of exceptional issues, this is a routine approval, following from the fact that we have chosen to own the stock.
9a Remove Adrian Burke as a Director Against Against
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 7 of 82
Proxy Voting Report

the job of electing and monitoring a strong management team.
9b Remove Colm Doherty as a Director Against Against
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
9c Remove Don Godson as a Director Against Against
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
9d Remove Aidan McKeon as a Director Against Against
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
9e Remove Carol Moffett as a Director Against Against
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
9f Remove Jim O'Leary as a Director Against Against
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
9g Remove Michael Sullivan as a Director Against Against
In the absence of evidence to the contrary, the Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 8 of 82
Proxy Voting Report

board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
9h Remove Robert Wilmers as a Director Against Against
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
10 Remove KPMG as Auditors Against Against
This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests.
11 Appoint Niall Murphy, a Shareholder Nominee, as Against Against a Director
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
11-JUN-04 A Aventis SA (Formerly Rhone-Poulenc ) F0590R100/ 7,385
Unavailable
1 Approve Financial Statements and Statutory For N/A
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Accept Consolidated Financial Statements and For N/A
Statutory Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 9 of 82
Proxy Voting Report

Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3 Approve Allocation of Income and Dividends of For N/A
EUR 1.23 per Share
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4 Approve Special Auditors' Report Regarding For N/A
Related-Party Transactions
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5 Authorize Repurchase of Up to Ten Percent of For N/A
Issued Share Capital
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
6 Ratify Yves Nicolas as Alternate Auditor For N/A
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 10 of 82
Proxy Voting Report

Mgt Vote
Ballot Issues (cont.) Rec Cast
7 Amend Article 7 to Reflect 2003 Legal Changes For N/A
Re: Shareholding Disclosure Requirement
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
8 Amend Article 11 to Set Term of Management For N/A
Board Members at Three Years, Down From Five
Years Previously
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
9 Amend Article 13 to Set Term of Supervisory For N/A
Board Members at Three Years, Down From Five
Years Previously
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
10 Reelect Jean-Marc Bruel as Supervisory Board For N/A
Member
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 11 of 82
Proxy Voting Report

Mgt Vote
Ballot Issues (cont.) Rec Cast
11 Reelect Martin Fruhauf as Supervisory Board For N/A
Member
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
12 Reelect Serge Kampf as Supervisory Board Member For N/A
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
13 Reelect Hubert Markl as Supervisory Board For N/A
Member
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
14 Reelect Gunter Metz as Supervisory Board Member For N/A
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
15 Reelect Didier Pineau-Valencienne as For N/A
Supervisory Board Member
Lazard believes that it is of paramount
importance to maintain trading capability.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 12 of 82
Proxy Voting Report

Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
16 Reelect Seham Razzouqi as Supervisory Board For N/A
Member
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
17 Reelect Michel Renault as Supervisory Board For N/A
Member
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
18 Reelect Hans-Jurgen Schinzler as Supervisory For N/A
Board Member
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
19 Reelect Marc Vienot as Supervisory Board Member For N/A
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 13 of 82
Proxy Voting Report

Mgt Vote
Ballot Issues (cont.) Rec Cast
20 Authorize Filing of Required Documents/Other For N/A
Formalities
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
21-APR-04 A Axa (Formerly Axa-Uap) F06106102/ 969,892
Unavailable
1 Approve Financial Statements and Statutory For Not Voted
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Accept Consolidated Financial Statements and For Not Voted
Statutory Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3 Approve Allocation of Income and Dividends of For Not Voted
EUR 0.57 per Share
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 14 of 82
Proxy Voting Report

Mgt Vote
Ballot Issues (cont.) Rec Cast
4 Approve Special Auditors' Report Regarding For Not Voted Related-Party Transactions
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5 Reelect Claude Bebear as Supervisory Board For Not Voted
Member
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
6 Ratify Mazars & Guerard as Auditors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
7 Ratify Jean Louis Simon as Alternate Auditor For Not Voted Lazard believes that it is of paramount importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
8 Elect Willy Avereyn as Representative of None Not Voted Employee Shareholders to the Supervisory Board,
Pending Approval of Item 13
Lazard believes that it is of paramount
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 15 of 82
Proxy Voting Report

importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
9 Elect Cees de Jong as Representative of None Not Voted Employee Shareholders to the Supervisory Board,
Pending Approval of Item 13
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
10 Elect Jacques Tabourot as Representative of For Not Voted Employee Shareholders to the Supervisory Board,
Pending Approval of Item 13
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
11 Authorize Repurchase of Up to Ten Percent of For Not Voted
Issued Share Capital
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
12 Allow Board to Issue Shares in the Event of a For Not Voted Public Tender Offer or Share Exchange Offer
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 16 of 82
Proxy Voting Report

market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
13 Amend Article 10 Re: Appointment of For Not Voted
Representative of Employee Shareholders to the Supervisory Board
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
14 Amend Article 10 Re: Appointment of Employee Against Not Voted
Representative to the Supervisory Board
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
15 Approve Reduction in Share Capital via For Not Voted
Cancellation of Repurchased Shares
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
16 Authorize Filing of Required Documents/Other For Not Voted
Formalities
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 17 of 82
Proxy Voting Report

29-APR-04 A Barclays Plc G08036124/ 7,787,500
Unavailable
1 Accept Financial Statements and Statutory For For
Reports
In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
2 Approve Remuneration Report For For
This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests.
3 Elect Sir Richard Broadbent as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4 Elect Roger Davis as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
5 Elect Gary Hoffman as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
6 Elect Naguib Kheraj as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 18 of 82
Proxy Voting Report

management team.
7 Elect David Roberts as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
8 Re-elect Sir Peter Middleton as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
9 Re-elect Stephen Russell as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
10 Re-elect Christopher Lendrum as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
11 Re-elect Sir Brian Jenkins as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
12 Re-appoint PricewaterhouseCoopers LLP as For For
Auditors of the Company
Directors and officers are best placed to Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 19 of 82
Proxy Voting Report

select the auditors. In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
13 Authorise Board to Fix Remuneration of the For For
Auditors
This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests.
14 Authorise Issuance of Equity or Equity-Linked For For
Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 82,053,000
This is properly the decision of the board of directors as guardians of the shareholders' interests. The directors and officers need the flexibilty to raise money to pursue opportunities without the delay and expense of seeking constant shareholder approval.
15 Authorise 984,600,000 Ordinary Shares for For For
Market Purchase
This decision is properly the responsibility of the directors and managers in their capacity as guardians of the shareholders' interests. If timed correctly, repurchases can add to long-term shareholder returns.
21-MAY-04 A Cadbury Schweppes Plc G17444152/ 8,494,297
Unavailable
1 Accept Financial Statements and Statutory For For
Reports
In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
2 Approve Final Dividend of 8.35 Pence Per For For
Ordinary Share
In the absence of exceptional issues, this is a routine approval, following from the fact that Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 20 of 82
Proxy Voting Report

we have chosen to own the stock.
3 Approve Remuneration Report For For
This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests.
4 Re-elect John Sunderland as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
5 Elect Ken Hanna as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
6 Re-elect Rick Braddock as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
7 Re-elect Roger Carr as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
8 Re-elect David Thompson as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
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Proxy Voting Report

management team.
9 Re-appoint Deloitte and Touche LLP as Auditors For For of the Company
Directors and officers are best placed to select the auditors. In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
10 Authorise Board to Fix Remuneration of the For For
Auditors
This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests.
11 Authorise Issuance of Equity or Equity-Linked For For
Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 85.27 Million
This is properly the decision of the board of directors as guardians of the shareholders' interests. The directors and officers need the flexibilty to raise money to pursue opportunities without the delay and expense of seeking constant shareholder approval.
12 Authorise Issuance of Equity or Equity-Linked For For
Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 12.92 Million
This is properly the decision of the board of directors as guardians of the shareholders' interests. The directors and officers need the flexibilty to raise money to pursue opportunities without the delay and expense of seeking constant shareholder approval.
13 Authorise 25.84 Million Ordinary Shares for For For
Market Purchase
This decision is properly the responsibility of the directors and managers in their capacity as guardians of the shareholders' interests. If
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
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timed correctly, repurchases can add to
long-term shareholder returns.
14 Amend Cadbury Schweppes Share Option Plan 1994 For For
We support option plans since they serve to align management's goals with shareholders' goals by motivating managers to raise the share price. In this case, issuances for this plan and all other employee share plans are limited to ten percent in a ten-year period. This limit is typical of most U.K. companies. As this dilution limit is the market standard, we will support the plan.
15 Amend Cadbury Schweppes plc 1997 Long-Term For For
Incentive Plan
We believe that the goals and awards
established are appropriate for the company's line of business and its long-term strategic objectives, and that the potential payout levels are competitive relative to the company's peers. The plan contains all of the elements we favor in a standard U.K. incentive plan: aggregate limits, administration by a Remuneration Committee composed wholly of nonexecutive directors (who cannot participate in the plan), vesting periods, and performance criteria.
16 Approve Cadbury Schweppes Bonus Share Retention For For
Plan 2004
We support option plans since they serve to align management's goals with shareholders' goals by motivating managers to raise the share price. In this case, issuances for this plan and all other employee share plans are limited to ten percent in a ten-year period. This limit is typical of most U.K. companies. As this dilution limit is the market standard, we will support the plan.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
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17 Amend Overseas Employee Share Schemes For For
We support option plans since they serve to align management's goals with shareholders' goals by motivating managers to raise the share price. In this case, issuances for this plan and all other employee share plans are limited to ten percent in a ten-year period. This limit is typical of most U.K. companies. As this dilution limit is the market standard, we will support the plan.
18 Authorise the Board to Establish Further For For
Employees Share Plan or Plans
We support option plans since they serve to align management's goals with shareholders' goals by motivating managers to raise the share price. In this case, issuances for this plan and all other employee share plans are limited to ten percent in a ten-year period. This limit is typical of most U.K. companies. As this dilution limit is the market standard, we will support the plan.
30-APR-04 A Credit Suisse Group (Formerly Cs Holding) H3698D419/ 1,479,000 Unavailable
1 Accept Financial Statements and Statutory For Not Voted
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Approve Discharge of Board and Senior For Not Voted
Management
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
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Proxy Voting Report

market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3.1 Approve Allocation of Income and Omission of For Not Voted
Dividends
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3.2 Approve CHF 597.5 Million Reduction in Share For Not Voted Capital via Reduction in Par Value and
Repayment to Shareholders
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4.1 Reelect Thomas Bell and Aziz Syriani as For Not Voted Directors; Elect Peter Weibel, Noreen Doyle, and David Syz as Directors
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4.2 Reelect KPMG Klynveld Peat Marwick Goerdeler SA For Not Voted as Auditors
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
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Lazard did not vote this agenda.
4.3 Reelect BDO Sofirom as Special Auditors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5.1 Amend Articles Re: Submission of Shareholder For Not Voted
Proposals
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5.2 Amend Articles Re: Delete Provisions Concerning For Not Voted Contributions In Kind
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
25-MAY-04 A Eni Spa T3643A145/ 20-MAY-04 759,340
Unavailable
1 Accept Financial Statements, Consolidated For Not Voted Accounts, and Statutory Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Approve Allocation of Income For Not Voted
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
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Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3 Authorize Share Repurchase Program For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4 Elect External Auditors for the Three-Year Term For Not Voted 2004-2006 and Fix Remuneration of Auditors
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5 Amend Article 2 of the Set of Rules Governing For Not Voted General Meetings of Eni Spa
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
6 Approve Remuneration of Directors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 27 of 82
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1 Amend Articles To Reflect New Italian Company For Not Voted
Law Regulations
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Amend Articles 17, 19, and 28 of the Company's For Not Voted
Bylaws
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
28-MAY-04 A Eni Spa T3643A145/ 759,340
Unavailable
1 Accept Financial Statements, Consolidated For Not Voted Accounts, and Statutory Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Approve Allocation of Income For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3 Authorize Share Repurchase Program For Not Voted
Lazard believes that it is of paramount
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 28 of 82
Proxy Voting Report

importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4 Elect External Auditors for the Three-Year Term For Not Voted 2004-2006 and Fix Remuneration of Auditors
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5 Amend Article 2 of the Set of Rules Governing For Not Voted General Meetings of Eni Spa
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
6 Approve Remuneration of Directors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
1 Amend Articles To Reflect New Italian Company For Not Voted
Law Regulations
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 29 of 82
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2 Amend Articles 17, 19, and 28 of the Company's For Not Voted
Bylaws
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
17-MAY-04 A GlaxoSmithKline PLC (formerly Glaxo Wellcome Plc )
			G3910J112/ 3,460,176
Unavailable
1 Accept Financial Statements and Statutory For For
Reports
In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
2 Approve Remuneration Report For For
This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests.
3 Elect Lawrence Culp as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4 Elect Crispin Davis as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
5 Elect Sir Robert Wilson as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 30 of 82
Proxy Voting Report

recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
6 Elect Tachi Yamada as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
7 Re-elect Sir Christopher Hogg as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
8 Re-appoint PricewaterhouseCoopers LLP as For For
Auditors of the Company
Directors and officers are best placed to select the auditors. In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
9 Authorise Board to Fix Remuneration of the For For
Auditors
This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests.
10 Authorise EU Political Donations up to For For
Aggregate Nominal Amount of GBP 100,000
The management of a company is in the best position to make decisions about political donations. It is the responsibility of the Board and Management, not Shareholders, to decide the appropriate levels of as well as appropriate recipients of company donations.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
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Mgt Vote
Ballot Issues (cont.) Rec Cast
11 Authorise Issuance of Equity or Equity-Linked For For
Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 74,330,954
This is properly the decision of the board of directors as guardians of the shareholders' interests. The directors and officers need the flexibilty to raise money to pursue opportunities without the delay and expense of seeking constant shareholder approval.
12 Authorise 594,647,632 Ordinary Shares for For For
Market Purchase
This decision is properly the responsibility of the directors and managers in their capacity as guardians of the shareholders' interests. If timed correctly, repurchases can add to long-term shareholder returns.
28-MAY-04 A HSBC Holdings Plc G4634U169/ 4,629,800
Unavailable
1 Accept Financial Statements and Statutory For For
Reports
In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
2a Re-elect Lord Butler as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
2b Re-elect Baroness Lydia Dunn as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 32 of 82
Proxy Voting Report

management team.
2c Elect Rona Fairhead as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
2d Re-elect William Fung as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
2e Elect Michael Geoghegan as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
2f Re-elect Sharon Hintze as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
2g Re-elect John Kemp-Welch as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
2h Re-elect Sir Mark Moody-Stuart as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 33 of 82
Proxy Voting Report

recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
2i Re-elect Helmut Sohmen as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3 Re-appoint KPMG Audit Plc as Auditors and For For
Authorise Board to Fix Remuneration of Auditors
Directors and officers are best placed to select the auditors. In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
4 Approve Remuneration Report For For
This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests.
5 Authorise 1,099,900,000 Ordinary Shares for For For
Market Purchase
This decision is properly the responsibility of the directors and managers in their capacity as guardians of the shareholders' interests. If timed correctly, repurchases can add to long-term shareholder returns.
6 Auth. Issuance of Non-Cumulative Pref. Shares For For with Pre-emptive Rights up to Aggregate Nominal
Amount of GBP 100,000, USD 100,000 and EUR
100,000; and Auth. Issuance of Ord. Shares with
Pre-emptive Rights up to Aggregate Nominal
Amount of USD 1,099,900,000
This is properly the decision of the board of directors as guardians of the shareholders' interests. The directors and officers need the Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 34 of 82
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flexibilty to raise money to pursue
opportunities without the delay and expense of seeking constant shareholder approval.
7 Authorise Issuance of Equity or Equity-Linked For For Securities without Pre-emptive Rights up to Aggregate Nominal Amount of USD 274,975,000
This is properly the decision of the board of directors as guardians of the shareholders' interests. The directors and officers need the flexibilty to raise money to pursue opportunities without the delay and expense of seeking constant shareholder approval.
8 Approve Increase in Remuneration of For For
Non-Executive Directors from GBP 35,000 to GBP
55,000 Per Annum
In the absence of any evidence against the action, this decision is properly the job of the directors and managers in their capacity as guardians of the shareholders' interests.
29-APR-04 A Heineken Nv N39427195/ 1,023,799
Unavailable
1 Open Meeting None Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Approve Financial Statements and Statutory For Not Voted
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 35 of 82
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3 Approve Allocation of Income For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4 Approve Discharge of Management Board For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5 Approve Discharge of Supervisory Board For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
6 Approve Lowering in Par Value from EUR 2 to EUR For Not Voted
1.60 via a 5:4 (Five New Shares for Every Four
Currently Held) Stock Split
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
7 Amend Articles Re: 5:4 Stock Split; Editorial For Not Voted
Changes
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
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market, and voting necessitates that shares are
blocked from trading until after the meeting, Lazard did not vote this agenda.
8.1 Elect A. Risseeuwto Supervisory Board For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
8.2 Elect R. Overgaauw to Supervisory Board Against Not Voted Lazard believes that it is of paramount importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
9.1 Elect K. Bueche to Management Board For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
9.2 Elect J. Buijs to Management Board Against Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
10 Discussion about Company's Corporate Governance None Not Voted
Report
Lazard believes that it is of paramount
importance to maintain trading capability.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 37 of 82
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Because this security is in a share blocking
market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
29-JUN-04 A Kao Corp. J30642169/ 31-MAR-04 120,355
Unavailable
1 Approve Allocation of Income, Including the For For
Following Dividends: Interim JY 16, Final JY
16, Special JY 0
In the absence of exceptional issues, this is a routine matter, following from the fact that we have chosen to own the stock.
2 Authorize Share Repurchase Program For For
This decision is properly the responsibility of the directors and managers in their capacity as guardians of the shareholders' interests. If timed correctly, repurchases can add to long-term shareholder returns.
3 Amend Articles to: Authorize Share Repurchases For For at Board's Discretion
This amendment is proposed in response to a recent revision to the Commercial Code. In general we do not believe it is in shareholders' interest to allow a company to buy back shares without disclosing in advance the number which may be repurchased or the maximum price to be paid. Because there is no danger that a share repurchase program would lead to a creeping takeover of the company, we have no reason to oppose this amendment.
4.1 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 38 of 82
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4.2 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4.3 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4.4 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4.5 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4.6 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4.7 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 39 of 82
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the job of electing and monitoring a strong
management team.
4.8 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4.9 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4.1 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4.1 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4.1 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4.1 Elect Director For For
In the absence of evidence to the contrary, the Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 40 of 82
Proxy Voting Report

board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4.1 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
4.1 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
5 Appoint Internal Statutory Auditor For For
Directors and officers are best placed to select the auditors. In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
6 Approve Executive Stock Option Plan For For
We typically support option plans since they serve to align management's goals with shareholders' goals by motivating managers to raise the share price. In this case, the potential dilution of less than 1% is acceptable.
7 Approve Retirement Bonuses for Directors For For
In Japan, the appointment of affiliated parties as directors and auditors, and their subsequent retirement with full benefits, is a serious problem. In addition, Japanese proxies provide limited disclosure on the relationship of these individuals to the companies. For this reason, Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 41 of 82
Proxy Voting Report

when the individual to whom the bonus is being granted has not served in an executive capacity for the company for at least three years, we do not support the payment of such bonuses. In this case, the candidates have held executive positions with the company for the required time period.
22-APR-04 A Nestle Sa H57312466/ 71,730
Unavailable
1a Accept Financial Statements and Statutory For Not Voted
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
1b Accept Consolidated Financial Statements and For Not Voted
Statutory Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Approve Discharge of Board and Senior For Not Voted
Management
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3 Approve Allocation of Income and Dividends of For Not Voted
CHF 7.20 per Share
Lazard believes that it is of paramount
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 42 of 82
Proxy Voting Report

importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4a Elect Edward George as Directors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4b Elect Kaspar Villiger as Directors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4c Elect Rolf Haenggi as Directors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4d Elect Daniel Borel as Directors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4e Elect Carolina Mueller as Directors For Not Voted
Lazard believes that it is of paramount
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 43 of 82
Proxy Voting Report

importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
25-JUN-04 A Nomura Holdings Inc.
		J59009159/ 31-MAR-04 1,831,000
		Unavailable
1 Amend Articles to: Authorize Share Repurchases For For at Board's Discretion
This amendment is proposed in response to a recent revision to the Commercial Code. In general we do not believe it is in shareholders' interest to allow a company to buy back shares without disclosing in advance the number which may be repurchased or the maximum price to be paid. Nevertheless, in this case there is no danger that a share repurchase program would lead to a creeping takeover of the company. Because we would be unlikely to oppose a share buyback proposal per se, we have no compelling reason to oppose this amendment to the company's articles.
2 Approve Executive Stock Option Plan and For For
Deep-Discount Stock Option Plan
We typically support option plans since they serve to align management's goals with shareholders' goals by motivating managers to raise the share price. In this case, the potential dilution of less than 1% is acceptable.
3.1 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 44 of 82
Proxy Voting Report

Mgt Vote
Ballot Issues (cont.) Rec Cast
3.2 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3.3 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3.4 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3.5 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3.6 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3.7 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 45 of 82
Proxy Voting Report

recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3.8 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3.9 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3.1 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
3.1 Elect Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
28-JUN-04 A Royal Dutch Petroleum Co.
N76277172/ 21-JUN-04 944,947
Unavailable
1 Receive Report of Management Board None N/A
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 46 of 82
Proxy Voting Report

Lazard did not vote this agenda.
2.1 Approve Financial Statements and Statutory For N/A
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2.2 Approve Total Dividend of EUR 1.76 Per Share For N/A
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2.3 Approve Discharge of Management Board For N/A
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2.4 Approve Discharge of Supervisory Board For N/A
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3 Elect L. Cook to Management Board For N/A
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 47 of 82
Proxy Voting Report

blocked from trading until after the meeting, Lazard did not vote this agenda.
4 Elect C. Morin-Postel to Supervisory Board For N/A
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5 Reelect van de Bergh to Supervisory Board For N/A
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
6 Approve Reduction in Share Capital via For N/A
Cancellation of Repurchased Shares
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
7 Authorize Repurchase of Up to Ten Percent of For N/A
Issued Share Capital
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
28-APR-04 A SanPaolo Imi Spa
T8249V104/ 23-APR-04 1,643,405
Unavailable
1 Approve Financial Statements, Consolidated For Not Voted
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 48 of 82
Proxy Voting Report

Accounts, Statutory Reports, and Allocation of
Income
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Fix Number of Directors on the Board; Elect For Not Voted
Directors for the Three-Year Term 2004-2006;
Elect Chairman of the Board; Determine
Directors' Remuneration
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3 Elect External Auditors for the Three-Year Term For Not Voted
2004-2006 and Fix Remuneration of Auditors
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4 Authorize Share Repurchase Program and For Not Voted
Reissuance of Repurchased Shares
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5 Appoint One Alternate Internal Statutory For Not Voted
Auditor to Reintegrate Members of the Board of Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 49 of 82
Proxy Voting Report

Internal Statutory Auditors
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
29-JUN-04 S SanPaolo Imi Spa T8249V104/ 24-JUN-04 895,772
Unavailable
1 Amend Articles Partially To Reflect New Italian For N/A
Company Law Regulations
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Acquire Part of 'Fideuram Vita Compagnia di For N/A
Assicurazioni e Riassicurazioni Spa' From Its
Spin-Off From 'Banca Fideuram Spa'
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
30-JUN-04 S SanPaolo Imi Spa T8249V104/ 909,026
Unavailable
1 Amend Articles Partially To Reflect New Italian For N/A
Company Law Regulations
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 50 of 82
Proxy Voting Report

Mgt Vote
Ballot Issues (cont.) Rec Cast
2 Acquire Part of 'Fideuram Vita Compagnia di For N/A
Assicurazioni e Riassicurazioni Spa' From Its
Spin-Off From 'Banca Fideuram Spa'
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
12-APR-04 A Societe Generale F43638141/ 337,956
Unavailable
1 Approve Financial Statements and Statutory For Not Voted
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
2 Approve Allocation of Income and Dividends of For Not Voted
EUR 3.75 per Share
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
3 Accept Consolidated Financial Statements and For Not Voted
Statutory Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 51 of 82
Proxy Voting Report

4 Approve Special Auditors' Report Regarding For Not Voted
Related-Party Transactions
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
5 Ratify Appointment of Jean Azema as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
6 Reelect Philippe Citerne as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
7 Reelect Antoine Jeancourt Galignani as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
8 Reelect Euan Baird as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 52 of 82
Proxy Voting Report

Lazard did not vote this agenda
9 Reelect Michel Cicurel as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
10 Authorize Repurchase of Up to Ten Percent of For Not Voted
Issued Share Capital
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
11 Amend Articles of Association to Reflect 2003 For Not Voted Legal Changes Re: Internal Control Measures and
Role of Chairman
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
12 Authorize Issuance of Equity or Equity-Linked For Not Voted Securities with Preemptive Rights up to Aggregate Nominal Amount of EUR 900 Million
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
13 Authorize Issuance of Equity or Equity-Linked For Not Voted Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 53 of 82
Proxy Voting Report

Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 300 Million
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
14 Allow Board to Issue Shares in the Event of a For Not Voted
Public Tender Offer or Share Exchange Offer,
Subject to Certain Conditions
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
15 Approve Capital Increase Reserved for Employees For Not Voted
Participating in Savings-Related Share Purchase
Plan
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
16 Approve Stock Option Plan Grants For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
17 Approve Reduction in Share Capital via For Not Voted
Cancellation of Repurchased Shares
Lazard believes that it is of paramount
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 54 of 82
Proxy Voting Report

importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
18 Authorize Filing of Required Documents/Other For Not Voted
Formalities
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda
29-APR-04 A Societe Generale F43638141/ 337,956
Unavailable
1 Approve Financial Statements and Statutory For Not Voted
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Approve Allocation of Income and Dividends of For Not Voted
EUR 3.75 per Share
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3 Accept Consolidated Financial Statements and For Not Voted
Statutory Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 55 of 82
Proxy Voting Report

market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4 Approve Special Auditors' Report Regarding For Not Voted
Related-Party Transactions
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5 Ratify Appointment of Jean Azema as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
6 Reelect Philippe Citerne as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
7 Reelect Antoine Jeancourt Galignani as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
8 Reelect Euan Baird as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 56 of 82
Proxy Voting Report

Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
9 Reelect Michel Cicurel as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
10 Authorize Repurchase of Up to Ten Percent of For Not Voted
Issued Share Capital
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
11 Amend Articles of Association to Reflect 2003 For Not Voted
Legal Changes Re: Internal Control Measures and
Role of Chairman
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
12 Authorize Issuance of Equity or Equity-Linked For Not Voted
Securities with Preemptive Rights up to
Aggregate Nominal Amount of EUR 900 Million
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 57 of 82
Proxy Voting Report

Lazard did not vote this agenda.
13 Authorize Issuance of Equity or Equity-Linked For Not Voted
Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 300 Million
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
14 Allow Board to Issue Shares in the Event of a For Not Voted
Public Tender Offer or Share Exchange Offer,
Subject to Certain Conditions
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
15 Approve Capital Increase Reserved for Employees For Not Voted
Participating in Savings-Related Share Purchase
Plan
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
16 Approve Stock Option Plan Grants For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 58 of 82
Proxy Voting Report

Mgt Vote
Ballot Issues (cont.) Rec Cast
17 Approve Reduction in Share Capital via For Not Voted
Cancellation of Repurchased Shares
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
18 Authorize Filing of Required Documents/Other For Not Voted
Formalities
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
14-MAY-04 A Swiss Reinsurance
(Schweizerische Rueckversicherun)
H84046137/ 50,770
Unavailable
1 Accept Financial Statements and Statutory For Not Voted
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Approve Discharge of Board and Senior For Not Voted
Management
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 59 of 82
Proxy Voting Report

Mgt Vote
Ballot Issues (cont.) Rec Cast
3 Approve Allocation of Income and Dividends of For Not Voted
CHF 1.10 per Share
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4 Approve Creation of CHF 2 Million Pool of For Not Voted
Conditional Capital without Preemptive Rights
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5.1 Reelect George Farr and Rajna Gibson as For Not Voted
Directors
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5.1 Elect Kaspar Villiger as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5.2 Reelect PricewaterhouseCoopers Ltd as Auditors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 60 of 82
Proxy Voting Report

Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
18-JUN-04 A Tesco Plc G87621101/ 7,480,800
Unavailable
1 Accept Financial Statements and Statutory For For
Reports
In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
2 Approve Remuneration Report For For
This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests.
3 Approve Final Dividend of 4.77 Pence Per For For
Ordinary Share
In the absence of exceptional issues, this is a routine approval, following from the fact that we have chosen to own the stock.
4 Amend Articles of Association Re: Director's For For
Retirement Age
This article amendment would not jeopardize share value or negatively impact shareholders' interests.
5 Re-elect Charles Allen as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
6 Re-elect Philip Clarke as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 61 of 82
Proxy Voting Report

recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
7 Re-elect Harald Einsmann as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
8 Re-elect Veronique Morali as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
9 Re-elect Graham Pimlott as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
10 Elect Richard Brasher as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
11 Elect Ken Hydon as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
12 Elect Mervyn Davies as Director For For
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 62 of 82
Proxy Voting Report

In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
13 Elect David Reid as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
14 Re-appoint PricewaterhouseCoopers LLP as For For
Auditors and Authorise Board to Fix
Remuneration of Auditors
Directors and officers are best placed to select the auditors. In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
15 Approve Increase in Authorised Share Capital For For from GBP 481,600,000 to GBP 530,000,000
This is properly the decision of the board of directors as guardians of the shareholders' interests. The directors and officers need the flexibilty to raise money to pursue opportunities without the delay and expense of seeking constant shareholder approval.
16 Approve Scrip Dividend For For
This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests.
17 Authorise Issuance of Equity or Equity-Linked For For
Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 128.07 Million
This is properly the decision of the board of directors as guardians of the shareholders'
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 63 of 82
Proxy Voting Report

interests. The directors and officers need the flexibilty to raise money to pursue opportunities without the delay and expense of seeking constant shareholder approval.
18 Authorise Issuance of Equity or Equity-Linked For For
Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 19.21 Million
This is properly the decision of the board of directors as guardians of the shareholders' interests. The directors and officers need the flexibilty to raise money to pursue opportunities without the delay and expense of seeking constant shareholder approval.
19 Authorise 768.44 Million Ordinary Shares for For For
Market Purchase
This decision is properly the responsibility of the directors and managers in their capacity as guardians of the shareholders' interests. If timed correctly, repurchases can add to long-term shareholder returns.
20 Authorise Tesco Stores CR a.s. to Make EU For For
Political Donations up to GBP 25,000 and Incur
EU Political Expenditure up to GBP 25,000
The management of a company is in the best position to make decisions about political donations. It is the responsibility of the Board and Management, not Shareholders, to decide the appropriate levels of as well as appropriate recipients of company donations.
21 Authorise Tesco Stores SR a.s. to Make EU For For
Political Donations up to GBP 25,000 and Incur
EU Political Expenditure up to GBP 25,000
The management of a company is in the best position to make decisions about political donations. It is the responsibility of the Board and Management, not Shareholders, to Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 64 of 82
Proxy Voting Report

decide the appropriate levels of as well as
appropriate recipients of company donations.
22 Authorise Tesco Global Rt to Make EU Political For For
Donations up to GBP 25,000 and Incur EU
Political Expenditure up to GBP 25,000
The management of a company is in the best
position to make decisions about political
donations. It is the responsibility of the
Board and Management, not Shareholders, to
decide the appropriate levels of as well as
appropriate recipients of company donations.
23 Authorise Tesco Polska Sp z.o.o. to Make EU For For
Political Donations up to GBP 25,000 and Incur
EU Political Expenditure up to GBP 25,000
The management of a company is in the best
position to make decisions about political
donations. It is the responsibility of the
Board and Management, not Shareholders, to
decide the appropriate levels of as well as
appropriate recipients of company donations.
24 Approve the Tesco PLC Performance Share Plan For For
2004
We support option plans since they serve to align management's goals with shareholders' goals by motivating managers to raise the share price. In this case, issuances for this plan and all other employee share plans are limited to ten percent in a ten-year period. This limit is typical of most U.K. companies. As this dilution limit is the market standard, we will support the plan.
25 Approve the Tesco PLC 2004 Discretionary Share For For
Option Plan
We support option plans since they serve to align management's goals with shareholders' goals by motivating managers to raise the share
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 65 of 82
Proxy Voting Report

price. In this case, issuances for this plan and all other employee share plans are limited to ten percent in a ten-year period. This limit is typical of most U.K. companies. As this dilution limit is the market standard, we will support the plan.
28-APR-04 A Total S.A. (Formerly Total Fina Elf S.A ) F92124100/ 284,395 Unavailable
1 Approve Financial Statements and Statutory For Not Voted
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Accept Consolidated Financial Statements and For Not Voted
Statutory Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3 Approve Allocation of Income and Net Dividends For Not Voted of EUR 4.70 per Share
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4 Approve Special Auditors' Report Regarding For Not Voted
Related-Party Transactions
Lazard believes that it is of paramount
importance to maintain trading capability.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 66 of 82
Proxy Voting Report

Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5 Authorize Repurchase of Up to Ten Percent of For Not Voted
Issued Share Capital and Reissuance of
Repurchased Shares
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
6 Authorize Issuance of Bonds/Debentures For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
7 Reelect Thierry Desmarest as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
8 Reelect Thierry de Rudder as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
9 Reelect Serge Tchuruk as Director For Not Voted
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 67 of 82
Proxy Voting Report

Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
10 Elect Daniel Boeuf as Representative of For Not Voted
Employee Shareholders to the Board
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
11 Elect Philippe Marchandise as Representative of Against Not Voted Employee Shareholders to the Board
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
12 Elect Cyril Mouche as Representative of Against Not Voted
Employee Shareholders to the Board
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
13 Elect Alan Cramer as Representative of Employee Against Not Voted Shareholders to the Board
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 68 of 82
Proxy Voting Report

blocked from trading until after the meeting, Lazard did not vote this agenda.
14 Ratify Ernst & Young Audit as Auditors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
15 Ratify KPMG Audit as Auditors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
16 Ratify Pierre Jouanne as Alternate Auditor For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
17 Ratify Jean-Luc Decornoy as Alternate Auditor For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
18 Approve Remuneration of Directors in the For Not Voted
Aggregate Amount of EUR 900,000
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 69 of 82
Proxy Voting Report

market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
19 Approve Stock Option Plan Grants For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
20 Authorize Issuance of Equity or Equity-Linked For Not Voted
Securities with Preemptive Rights up to
Aggregate Nominal Amount of EUR 4 Billion
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
21 Authorize Issuance of Equity or Equity-Linked For Not Voted
Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 2 Billion
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
22 Approve Capital Increase Reserved for Employees For Not Voted
Participating in Savings-Related Share Purchase
Plan
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 70 of 82
Proxy Voting Report

Lazard did not vote this agenda.
14-MAY-04 A Total S.A. (Formerly Total Fina Elf S.A ) F92124100/ 14,220 Unavailable
1 Approve Financial Statements and Statutory For Not Voted
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 Accept Consolidated Financial Statements and For Not Voted
Statutory Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3 Approve Allocation of Income and Net Dividends For Not Voted of EUR 4.70 per Share
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4 Approve Special Auditors' Report Regarding For Not Voted
Related-Party Transactions
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 71 of 82
Proxy Voting Report

Mgt Vote
Ballot Issues (cont.) Rec Cast
5 Authorize Repurchase of Up to Ten Percent of For Not Voted
Issued Share Capital and Reissuance of
Repurchased Shares
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
6 Authorize Issuance of Bonds/Debentures For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
7 Reelect Thierry Desmarest as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
8 Reelect Thierry de Rudder as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
9 Reelect Serge Tchuruk as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 72 of 82
Proxy Voting Report

market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
10 Elect Daniel Boeuf as Representative of For Not Voted
Employee Shareholders to the Board
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
11 Elect Philippe Marchandise as Representative of Against Not Voted Employee Shareholders to the Board
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
12 Elect Cyril Mouche as Representative of Against Not Voted
Employee Shareholders to the Board
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
13 Elect Alan Cramer as Representative of Employee Against Not Voted Shareholders to the Board
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 73 of 82
Proxy Voting Report

Mgt Vote
Ballot Issues (cont.) Rec Cast
14 Ratify Ernst & Young Audit as Auditors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
15 Ratify KPMG Audit as Auditors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
16 Ratify Pierre Jouanne as Alternate Auditor For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
17 Ratify Jean-Luc Decornoy as Alternate Auditor For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
18 Approve Remuneration of Directors in the For Not Voted
Aggregate Amount of EUR 900,000
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 74 of 82
Proxy Voting Report

blocked from trading until after the meeting, Lazard did not vote this agenda.
19 Approve Stock Option Plan Grants For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
20 Authorize Issuance of Equity or Equity-Linked For Not Voted
Securities with Preemptive Rights up to
Aggregate Nominal Amount of EUR 4 Billion
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
21 Authorize Issuance of Equity or Equity-Linked For Not Voted
Securities without Preemptive Rights up to Aggregate Nominal Amount of EUR 2 Billion
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
22 Approve Capital Increase Reserved for Employees For Not Voted
Participating in Savings-Related Share Purchase
Plan
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 75 of 82
Proxy Voting Report

15-APR-04 A Ubs Ag H8920M855/ 46,300
Unavailable
1 Accept Financial Statements and Statutory For Not Voted
Reports
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
1 ANNUAL REPORT, GROUP AND PARENT COMPANY For Not Voted ACCOUNTS FOR 2003. REPORTS OF THE GROUP AND
STATUTORY AUDITORS
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
2 APPROPRIATION OF RETAINED EARNINGS. DIVIDEND For Not Voted FOR FINANCIAL YEAR 2003
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
3 DISCHARGE OF THE MEMBERS OF THE BOARD OF For Not Voted DIRECTORS AND THE GROUP EXECUTIVE BOARD
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 76 of 82
Proxy Voting Report

Mgt Vote
Ballot Issues (cont.) Rec Cast
4 RE-ELECTION OF BOARD MEMBER: SIR PETER DAVIS For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4.2 Elect Helmut Panke as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4.2 Elect Peter Spuhler as Director For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
4.3 Ratify Ernst and Young as Auditors For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
5.1 Approve CHF 47.6 Million Reduction in Share For Not Voted
Capital via Cancellation of Shares
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 77 of 82
Proxy Voting Report

blocked from trading until after the meeting, Lazard did not vote this agenda.
5.2 Authorize Repurchase of Issued Share Capital For Not Voted
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
10 CAPITAL REDUCTION: APPROVAL OF A NEW 2004/2005 For Not Voted
SHARE BUYBACK PROGRAM
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
11 IN CASE OF AD-HOC SHAREHOLDERS MOTIONS DURING For Not Voted
THE ANNUAL GENERAL MEETING, I/WE AUTHORIZE
MY/OUR PROXY TO VOTE IN ACCORDANCE WITH THE
BOARD OF DIRECTORS
Lazard believes that it is of paramount
importance to maintain trading capability.
Because this security is in a share blocking market, and voting necessitates that shares are blocked from trading until after the meeting, Lazard did not vote this agenda.
12-MAY-04 A Unilever Plc G92087124/ 7,088,000
Unavailable
1 Accept Financial Statements and Statutory For For
Reports
In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
2 Approve Remuneration Report For For
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 78 of 82
Proxy Voting Report

This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests.
3 Approve Final Dividend of 11.92 Pence Per For For
Ordinary Share
In the absence of exceptional issues, this is a routine approval, following from the fact that we have chosen to own the stock.
4 Re-elect Niall Fitzgerald as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
5 Re-elect Antony Burgmans as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
6 Re-elect Clive Butler as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
7 Re-elect Patrick Cescau as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
8 Re-elect Keki Dadiseth as Director For For
In the absence of evidence to the contrary, the Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 79 of 82
Proxy Voting Report

board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
9 Re-elect Andre baron van Heemstra as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
10 Re-elect Rudy Markham as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
11 Elect Kees van der Graaf as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
12 Re-elect Lord Brittan of Spennithorne as For For
Director
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
13 Re-elect Baroness Chalker of Wallasey as For For
Director
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong
Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 80 of 82
Proxy Voting Report

management team.
14 Re-elect Bertrand Collomb as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
15 Re-elect Wim Dik as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
16 Re-elect Oscar Fanjul as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
17 Re-elect Claudio Gonzalez as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
18 Re-elect Hilmar Kopper as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
19 Re-elect The Lord Simon of Highbury as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 81 of 82
Proxy Voting Report

recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
20 Re-elect Jeroen van der Veer as Director For For
In the absence of evidence to the contrary, the board of directors is in the best position to recruit individuals who will best contribute to the job of electing and monitoring a strong management team.
21 Re-appoint PricewaterhouseCoopers LLP as For For
Auditors of the Company
Directors and officers are best placed to select the auditors. In the absence of fraud, this is a routine matter which has no demonstrable effect on share value.
22 Authorise Board to Fix Remuneration of the For For
Auditors
This decision is properly the job of the directors and officers in their capacity as guardians of the shareholders' interests.
23 Authorise Issuance of Equity or Equity-Linked For For
Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 13,450,000
This is properly the decision of the board of directors as guardians of the shareholders' interests. The directors and officers need the flexibilty to raise money to pursue opportunities without the delay and expense of seeking constant shareholder approval.
24 Authorise Issuance of Equity or Equity-Linked For For
Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 2 Million
This is properly the decision of the board of directors as guardians of the shareholders' interests. The directors and officers need the Pacific Select Fund - International Value Series
Account Number: -6007
Period from 01-APR-04 to 30-JUN-04
Page : 82 of 82
Proxy Voting Report

flexibilty to raise money to pursue
opportunities without the delay and expense of seeking constant shareholder approval.
25 Authorise 290 Million Ordinary Shares for For For
Market Purchase
This decision is properly the responsibility of the directors and managers in their capacity as guardians of the shareholders' interests. If timed correctly, repurchases can add to long-term shareholder returns.
26 Amend Articles of Association Re: New Corporate For For
Governance Arrangements
These article amendments would not jeopardize share value or negatively impact shareholders' interests.
27 Amend Articles of Association Re: Treasury For For
Shares
This article amendment would not jeopardize share value or negatively impact shareholders' interests.
This report generated Wed Jul 28 12:38:53 2004